                                                                  EXHIBIT 10.16

                                TCI MUSIC, INC.
                           1997 STOCK INCENTIVE PLAN

                     FORM OF NON-QUALIFIED STOCK OPTION AND
                      STOCK APPRECIATION RIGHTS AGREEMENT


                 THIS AGREEMENT (this "Agreement") is made as of the ____ day of July, 1997 (the "Effective Grant Date"), by and between TCI MUSIC, INC., a Delaware corporation (the "Company"), and the person signing adjacent to the caption "Grantee" on the signature page hereof (the "Grantee").

                 The Company has adopted the TCI Music, Inc. 1997 Stock Incentive Plan (the "Plan"), a copy of which is attached to this Agreement as Exhibit A and by this reference made a part hereof, for the benefit of certain eligible persons as set forth in the Plan. Capitalized terms used and not otherwise defined herein shall have the meaning ascribed thereto in the Plan.

                 Pursuant to the Plan, the Committee has determined that it is in the interests of the Company and its stockholders to grant the options and rights provided herein in order to provide Grantee with additional remuneration for services rendered, to encourage Grantee to remain in the employ of the Company or its Subsidiaries and to increase Grantee's personal interest in the continued success and progress of the Company.

                 The Company and Grantee therefore agree as follows:

         1. GRANT OF OPTION; OPTION TERM. Subject to the terms and conditions herein, the Company grants to the Grantee during the period commencing on the Effective Grant Date and expiring at 5:00 p.m., Denver, Colorado time ("Close of Business") on _________, 2007, the tenth anniversary of the effective Grant Date (the "Option Term"), subject to earlier termination as provided in paragraphs 8 and 12(b) below, an option to purchase from the Company, at the price per share set forth on Schedule 1 hereto (the "Series A Stock Option Price"), the number of shares of Series A Common Stock of the Company ("Series A Stock") set forth on said Schedule 1 (the "Series A Stock Option Shares"). The Series A Stock Option Price and Series A Stock Option Shares are subject to adjustment pursuant to paragraph 12 below. This option is as a "Nonqualified Stock Option" and is hereinafter referred to as the "Series A Stock Option."

         2. GRANT OF STOCK APPRECIATION RIGHTS. Subject to the terms and conditions herein and in tandem with the Series A Stock Option, the Grantee shall also have, during the Option Term, subject to earlier termination as provided in paragraphs 8 and 12(b) below, a stock appreciation right with respect to each Series A Stock Option Share (individually, a "Series A Stock Tandem SAR" and collectively, the "Series A Stock Tandem SARs"). Upon exercise of a Series A Stock Tandem SAR in accordance with this Agreement, the Company shall, subject to paragraph 6 below, make payment as follows:

                 (a) the amount of payment shall equal the amount by which the Fair Market Value of the Series A Stock Option Share on the date of exercise of the Series A Stock Tandem SAR exceeds the Series A Stock Option Price; and

                 (b) payment of the amount determined in accordance with clause (a) shall be made, in the sole discretion of the Committee, in shares of Series A Stock (valued at their Fair Market Value as of the date of exercise of such Series A Stock Tandem SAR), in cash, or partly in cash and partly in shares of Series A Stock.

         3. REDUCTION UPON EXERCISE. The exercise of any number of Series A Stock Tandem SARs shall cause a corresponding reduction in the number of Series A Stock Option Shares which shall apply against the Series A Stock Option Shares then available for purchase. The exercise of the Series A Stock Option to purchase any number of Series A Stock Option Shares shall cause a corresponding reduction in the number of Series A Stock Tandem SARs.

         4. CONDITIONS OF EXERCISE; VESTING. The Series A Stock Option and Series A Stock Tandem SARs are exercisable only in accordance with the conditions stated in this paragraph.

                 (a) Except as otherwise provided in paragraph 12(b) below, the Series A Stock Option shall not be exercisable until the first anniversary of the Effective Grant Date and the Series A Stock Option may only be exercised to the extent the Series A Stock Option Shares have become available for purchase in accordance with the following schedule:

                                                     Percentage of Series A Stock Option
                   Date                                 Shares Available for Purchase
                   ----                                 ------ --------- --- --------
           First Anniversary of Effective Grant Date                 20%
           Second Anniversary of Effective Grant Date                40%
           Third Anniversary of Effective Grant Date                 60%
           Fourth Anniversary of Effective Grant Date                80%
           Fifth Anniversary of Effective Grant Date                100%

                 (b) A Series A Stock Tandem SAR with respect to a Series A Stock Option Share shall be exercisable only if the Series A Stock Option Share is then available for purchase in accordance with subparagraph (a).

                 (c) To the extent the Series A Stock Option or Series A Stock Tandem SARs become exercisable, such Series A Stock Option or Series A Stock Tandem SARs may be exercised in whole or in part (at any time or from time to time, except as otherwise provided herein) until expiration of the Option Term or earlier termination thereof.

                 (d) Grantee acknowledges and agrees that the Committee may, in its discretion and as contemplated by Section 7.5 of the Plan, adopt rules and regulations from time to time after the date hereof with respect to the exercise of Series A Stock Tandem SARs and that the exercise by Grantee of the Series A Tandem SARs will be subject to the further condition that such exercise is made in accordance with all such rules and regulations as the Committee may determine are applicable thereto.

         5. MANNER OF EXERCISE. The Series A Stock Option or a Series A Stock Tandem SAR may be exercised only by delivering to the Company all of the following and shall be considered exercised (as to the number of Series A Stock Option Shares or Series A Stock Tandem SARs specified in the notice referred to in subparagraph (a) below) on the later of (i) the date of exercise designated in the written notice referred to in subparagraph (a) below (or if the date so designated is not a business day, the first business day following such date) or (ii) the first business day on which the Company has received all of the following:

                 (a) Written notice, in such form as the Committee may require, stating that Grantee is exercising the Series A Stock Option and/or the Series A Stock Tandem SAR, setting forth the date of such exercise and designating, among other things, the date of exercise, the number of Series A Stock Option Shares to be purchased and/or the number of Series A Stock Tandem SARs to be exercised, the aggregate purchase price to be paid by Grantee (in the case of the exercise of Series A Stock Option Shares) and the manner in which such payment is being made;

                 (b) If the Series A Stock Option is to be exercised, payment of the Series A Stock Option Price for each Series A Stock Option Share to be purchased in cash or in such other form, or combination of forms, of payment contemplated by Section 6.6(a) of the Plan as the Committee, in its sole discretion, may permit;

                 (c) Payment of, or other provision acceptable to the Committee for, any and all withholding taxes required to be withheld by the Company upon such exercise in accordance with paragraph 6 hereof; and

                 (d) Any other documentation that the Committee may reasonably require (including, without limitation, proof satisfactory to the Committee that the Award is then exercisable for the number of Series A Stock Option Shares or Series A Stock Tandem SARs).

         6. MANDATORY WITHHOLDING FOR TAXES. It shall be a condition precedent to any exercise of the Series A Stock Option Shares or the Series A Stock Tandem SARs that Grantee make provision acceptable to the Company and in accordance with the Plan for the payment or withholding of any and all federal, state and local taxes and other amounts required to be withheld by the Company to satisfy the tax liability associated with such exercise, as determined by the Board.

         7. DELIVERY BY THE COMPANY. As soon as practicable after receipt of all items referred to in paragraph 5, and subject to the withholding referred to in paragraph 6, the Company shall deliver to the Grantee certificates issued in Grantee's name for the number of Series A Stock Option Shares purchased by exercise of the Series A Stock Option and for the number of shares of Series A Stock to which the Grantee is entitled by the exercise of Series A Stock Tandem SARs and any cash payment to which the Grantee is entitled by the exercise of Series A Stock Tandem SARs. If delivery is by mail, delivery of shares of Series A Stock shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Grantee, and any cash payment shall be deemed effected when a Company check, payable to Grantee and in an amount equal to the amount of the cash payment, shall have been deposited in the United States mail, addressed to the Grantee.

         8. EARLY TERMINATION OF OPTION AND TANDEM SARS. Unless otherwise determined by the Committee, in its sole discretion, the Series A Stock Option and Series A Stock Tandem SARs shall terminate, prior to the expiration of the Series A Stock Option Term, at the time specified below:

                 (a) If Grantee's employment with the Company and its Subsidiaries terminates other than (i) by the Company for "cause" (as defined in Section 11.2(b) of the Plan) (see (d) below), (ii) by reason of death or Disability (see (b) and (c) below) or (iii) pursuant to provisions of a written employment agreement, if any, between the Grantee and the Company which expressly permit the Grantee to terminate such employment upon the occurrence of specified events (other than the giving of notice and passage of time) (see (e) below), then the Series A Stock Option and all Series A Stock Tandem SARs shall terminate at the Close of Business on the first business day following the expiration of the 90-day period which began on the date of termination of Grantee's employment;

                 (b) If Grantee dies while employed by the Company or a Subsidiary or prior to the expiration of a period of time following termination of Grantee's employment during which the Series A Stock Option and Series A Stock Tandem SARs remain exercisable, the Series A Stock Option and all Series A Stock Tandem SARs shall terminate at the Close of Business on the first business day following the expiration of the one-year period which began on the date of death;

                 (c) If Grantee's employment with the Company and its Subsidiaries terminates by reason of Disability, then the Series A Stock Option and all Series A Stock Tandem SARs shall terminate at the Close of Business on the first business day following the expiration of the one-year period which began on the date of termination of Grantee's employment;

                 (d) If Grantee's employment with the Company and its Subsidiaries is terminated by the Company for "cause" (as defined in Section 11.2(b) of the Plan), then the Series A Stock Option and all Series A Stock Tandem SARs shall terminate immediately upon such termination of Grantee's employment; or

                 (e) If Grantee's employment is terminated by Grantee, pursuant to provisions of a written employment agreement, if any, between the Grantee and the Company which expressly permit the Grantee to terminate such employment upon the occurrence of specified events (other than the giving of notice and passage of time), then the Series A Stock Option Term shall terminate early only as provided for in paragraph 8(b) above or 12(b) below or pursuant to the terms of such written employment agreement.

                 In any event in which the Series A Stock Option and Series A Stock Tandem SARs remain exercisable for a period of time following the date of termination of Grantee's employment as provided above, the Series A Stock Option and Series A Stock Tandem SARs may be exercised during such period of time only to the extent the same were exercisable as provided in paragraph 4 above on such date of termination of Grantee's employment. A change of employment is not a termination of employment within the meaning of this paragraph 8 provided that, after giving effect to such change, the Grantee continues to be an employee of the Company or any Subsidiary. Notwithstanding any period of time referenced in this paragraph 8 or any other provision of this paragraph to the contrary, the Series A Stock Option and all Series A Stock Tandem SARs shall in any event terminate upon the expiration of the Option Term.

         9. AUTOMATIC EXERCISE OF SERIES A STOCK TANDEM SARS. Immediately prior to the termination of the Series A Stock Option, as provided in paragraph 8 above, or the expiration of the Option Term, all remaining Series A Stock Tandem SARs shall be deemed to have been exercised by the Grantee.

         10. NONTRANSFERABILITY OF SERIES A STOCK OPTION AND SERIES A STOCK TANDEM SARS. During Grantee's lifetime, the Series A Stock Option and Series A Stock Tandem SARs are not transferable (voluntarily or involuntarily) other than pursuant to a domestic relations order and, except as otherwise required pursuant to a domestic relations order, are exercisable only by the Grantee or Grantee's court appointed legal representative. The Grantee may designate a beneficiary or beneficiaries to whom the Series A Stock Option and Series A Stock Tandem SARs shall pass upon Grantee's death and may change such designation from time to time by filing a written designation of beneficiary or beneficiaries with the Committee on the form annexed hereto as

Exhibit B or such other form as may be prescribed by the Committee, provided that no such designation shall be effective unless so filed prior to the death of Grantee. If no such designation is made or if the designated beneficiary does not survive the Grantee's death, the Series A Stock Option and Series A Stock Tandem SARs shall pass by will or the laws of descent and distribution. Following Grantee's death, the Series A Stock Option and any Series A Stock Tandem SARs, if otherwise exercisable, may be exercised by the person to whom such option or right passes according to the foregoing and such person shall be deemed the Grantee for purposes of any applicable provisions of this Agreement.

         11.     NO SHAREHOLDER RIGHTS; NO GUARANTEE OF EMPLOYMENT.

                 (a) The Grantee shall not be deemed for any purpose to be, or to have any of the rights of, a stockholder of the Company with respect to any shares of Series A Stock as to which this Agreement relates until such shares shall have been issued to Grantee by the Company. Furthermore, the existence of this Agreement shall not affect in any way the right or power of the Company or its stockholders to accomplish any corporate act, including, without limitation, the acts referred to in Section 11.17 of the Plan.

                 (b) Nothing contained in this Agreement, and no action by the Company or the Committee with respect hereto, shall confer or be construed to confer on Grantee any right to continue in the employ of the Company or any Subsidiary or interfere in any way with the right of the Company or any employing Subsidiary to terminate Grantee's employment at any time, with or without "cause."

         12.     ADJUSTMENTS.

                 (a) The Series A Stock Option and Series A Stock Tandem SARs shall be subject to adjustment (including, without limitation, as to the number of Series A Stock Option Shares and the Series A Stock Option Price per share) in the sole discretion of the Committee and in such manner as the Committee may deem equitable and appropriate in connection with the occurrence of any of the events described in
         Section 4.2 of the Plan following the Effective Grant Date; provided, however, that adjustments shall be made to the Series A Stock Option if, and in the same manner that, adjustments are being made in connection with the occurrence of any such event to any other option granted under the Plan. Adjustments to the Option Price shall be made on a per share basis so that the aggregate remaining Series A Stock Option Price is unchanged.

                 (b) In the event of any Approved Transaction, Board Change or Control Purchase, the Series A Stock Option and all Series A Stock Tandem SARs shall become exercisable in full without regard to paragraph 4(a); provided, however, that to the extent not theretofore exercised the Series A Stock Option and all Series A Stock Tandem SARs shall terminate upon the first to occur of the consummation of the Approved Transaction, the expiration of the Series A Stock Option Term or the earlier termination of the Series A Stock Option and Series A Stock Tandem SARs pursuant to paragraph 8 hereof. Notwithstanding the foregoing, the Committee may, in its discretion, determine that the Series A Stock Option and Series A Stock Tandem SARs will not become exercisable on an accelerated basis in connection with an Approved Transaction and/or will not terminate if not exercised prior to consummation of the Approved Transaction, if the Board or the surviving or acquiring corporation, as the case may be, shall have taken or made effective provision for the taking of such action as in the opinion of the Committee is equitable and appropriate to substitute a new Award for the Award evidenced by this Agreement or to assume this Agreement and the Award evidenced hereby and in order to make such new or assumed Award, as nearly as may be practicable, equivalent to the Award evidenced by this Agreement as then in effect (but before giving effect to any acceleration of the exercisability hereof unless otherwise determined by the Committee), taking into account, to the extent applicable, the kind and amount of securities, cash or other assets into or for which the Series A Stock may be changed, converted or exchanged in connection with the Approved Transaction.

         13. RESTRICTIONS IMPOSED BY LAW. Grantee acknowledges that neither the Series A Stock Option nor any of the Series A Stock Option Shares has been registered under the Securities Act of 1933 and that the Series A Stock Option Shares may not be transferred in the absence of such registration or the availability of an exemption therefrom under such Act or the rules and regulations of the Securities and Exchange Commission promulgated thereunder. Neither the Company nor any other person shall have any obligation to register any Series A Stock Option Shares, or any transfer of Series A Stock Option Shares, under the Securities Act of 1933, the Securities Exchange Act of 1934 or any other state or federal securities law. Certificates representing Series A Stock Option Shares purchased by Grantee hereunder may bear such restrictive and other legends as counsel for the Company shall require in order to insure compliance with any such law or any rule or regulation promulgated thereunder. Without limiting the generality of Section 11.9 of the Plan, the Grantee agrees that Grantee will not exercise the Series A Stock Option or any Series A Stock Tandem SAR and that the Company will not be obligated to deliver any shares of Series A Stock or make any cash payment, if counsel to the Company determines that such exercise, delivery or payment would violate any applicable law or any rule or regulation of any governmental authority or any rule or regulation of, or agreement of the Company with, any securities exchange or association upon which the Series A Stock is listed or quoted. The Company shall in no event be obligated to take any affirmative action in order to cause the exercise of the Series A Stock Option or any Series A Stock Tandem SAR or the resulting delivery of shares of Series A Stock or other payment to comply with any such law, rule, regulation or agreement.

         14. NOTICE. Unless the Company notifies the Grantee in writing of a different procedure, any notice or other communication to the Company with respect to this Agreement shall be in writing and shall be:

                 (a)      delivered personally to the following address:

                                  TCI Music, Inc.
                                  c/o Liberty Media Corporation
                                  8101 East Prentice Avenue
                                  Suite 500
                                  Englewood, Colorado 80111
                                  Attention: President
                          or

                 (b) sent by first class mail, postage prepaid and addressed as follows:

                                  TCI Music, Inc.
                                  c/o Tele-Communications, Inc.
                                  5619 DTC Parkway
                                  Englewood, Colorado 80111
                                  Attention: Legal Department

Any notice or other communication to the Grantee with respect to this Agreement shall be in writing and shall be delivered personally, or shall be sent by first class mail, postage prepaid, to Grantee's address as listed in the records of the Company on the Effective Grant Date, unless the Company has received written notification from the Grantee of a change of address.

         15. AMENDMENT. Notwithstanding any other provisions hereof, this Agreement may be supplemented or amended from time to time as approved by the Committee as contemplated by Section 11.8 of the Plan. Without limiting the generality of the foregoing, without the consent of the Grantee,

                 (a) this Agreement may be amended or supplemented (i) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or (ii) to add to the covenants and agreements of the Company for the benefit of Grantee or surrender any right or power reserved to or conferred upon the Company in this Agreement, subject, however, to any required approval of the Company's stockholders and, provided, in each case, that such changes or corrections shall not adversely affect the rights of Grantee with respect to the Award evidenced hereby, or
         (iii) to make such other changes as the Company, upon advice of counsel, determines are necessary or advisable because of the adoption or promulgation of, or change in or of the interpretation of, any law or governmental rule or regulation, including any applicable federal or state securities laws; and

                 (b) subject to Section 11.8 of the Plan and any required approval of the Company's stockholders, the Award evidenced by this Agreement may be cancelled by the Committee and a new Award made in substitution therefor, provided that the Award so substituted shall satisfy all of the requirements of the Plan as of the date such new Award is made and no such action shall adversely affect the Series A Stock Option or any Series A Stock Tandem SAR to the extent then exercisable.

         16. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

         17. CONSTRUCTION. References in this Agreement to "this Agreement" and the words "herein," "hereof," "hereunder" and similar terms include all Exhibits and Schedules appended hereto, including the Plan. This Agreement is entered into, and the Award evidenced hereby is granted, pursuant to the Plan and shall be governed by and construed in accordance with the Plan and the administrative interpretations adopted by the Committee thereunder.
All decisions of the Committee upon questions regarding the Plan or this Agreement shall be conclusive. Unless otherwise expressly stated herein, in the event of any inconsistency between the terms of the Plan and this Agreement, the terms of the Plan shall control. The headings of the paragraphs of this Agreement have been included for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

         18. DUPLICATE ORIGINALS. The Company and the Grantee may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement.

         19. RULES BY COMMITTEE. The rights of the Grantee and obligations of the Company hereunder shall be subject to such reasonable rules and regulations as the Committee may adopt from time to time hereafter.

         20. ENTIRE AGREEMENT. This Agreement is in satisfaction of and in lieu of all prior discussions and agreements, oral or written, between the Company and Grantee regarding the subject matter hereof. Grantee and the Company hereby declare and represent that no promise or agreement not herein expressed has been made and that this Agreement contains the entire agreement between the parties hereto with respect to the Series A Stock Options and Series A Stock Tandem SARs and replaces and makes null and void any prior agreements between Grantee and the Company regarding the Series A Stock Options.

         21. GRANTEE ACCEPTANCE. Grantee shall signify acceptance of the terms and conditions of this Agreement by signing in the space provided at the end hereof and returning a signed copy to the Company.

                                        TCI MUSIC, INC.



                                        By:
                                           ----------------------------------
                                        Name:
                                             --------------------------------
                                        Title:
                                              -------------------------------

                                        ACCEPTED:




                                        -------------------------------------
                                        Name:
                                             --------------------------------

                                        Schedule 1 to Non-Qualified Stock Option
                                         and Stock Appreciation Rights Agreement
                                                       dated as of July   , 1997
                                                                        --


                      TCI MUSIC, INC. 1997 INCENTIVE PLAN



Grantee:


Grant Date:               July   , 1997
                               --

Option Price:             $6.25 per share


Option Shares:            ---------- shares of Series A TCI Music Common Stock
                          ("Series A Stock"), $     par value per share.
                                               -----

                                         Exhibit A to Non-Qualified Stock Option
                                         and Stock Appreciation Rights Agreement
                                                       dated as of July   , 1997
                                                                        --

                      TCI MUSIC, INC. 1997 INCENTIVE PLAN

                                         Exhibit A to Non-Qualified Stock Option
                                         and Stock Appreciation Rights Agreement
                                                       dated as of July __, 1997



                                 TCI MUSIC, INC.

                             1997 INCENTIVE PLAN

                           DESIGNATION OF BENEFICIARY




         I,                                     (the "Grantee"), hereby declare
            -----------------------------------
that upon my death                                       (the "Beneficiary") of
                   -------------------------------------
                                   Name

-----------------------------------------------------------------------------,
      Street Address                City             State          Zip Code

who is my                                           , shall be entitled to the
          ------------------------------------------
                    Relationship to Grantee

Series A Stock Option, Series A Stock Tandem SARs and all other rights accorded the Grantee by the above-referenced grant agreement (the "Agreement").

         It is understood that this Designation of Beneficiary is made pursuant to the Agreement and is subject to the conditions stated herein, including the Beneficiary's survival of the Grantee's death. If any such condition is not satisfied, such rights shall devolve according to the Grantee's will or the laws of descent and distribution.

         It is further understood that all prior designations of beneficiary under the Agreement are hereby revoked and that this Designation of Beneficiary may only be revoked in writing, signed by the Grantee, and filed with the Company prior to the Grantee's death.




-------------------------------        ----------------------------------------
            Date                                       Grantee